UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

VICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10390 Pacific Center Court San Diego, California	92121-4340
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 646-1100

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2016, Vical Incorporated (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with IFS Securities, Inc. (doing business as Brinson Patrick, a division of IFS Securities, Inc.) (“BP”) to sell shares of the Company’s common stock, par value $0.01 per share, with aggregate gross sales proceeds of up to $10,000,000, from time to time, through an “at the market” equity offering program under which BP will act as sales agent.

Under the Sales Agreement, the Company will deliver a placement notice that will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, BP may sell the shares only by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including without limitation sales made directly through the Nasdaq Capital Market, on any other existing trading market for the Company’s common stock or to or through a market maker. BP will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the shares in accordance with the terms of the Sales Agreement and any applicable placement notice. The Sales Agreement may be terminated by the Company upon prior notice to BP or by BP upon prior notice to the Company, or at any time under certain circumstances, including but not limited to the occurrence of a material adverse effect on the Company.

The Sales Agreement provides that BP will be entitled to compensation for its services in an amount up to 2.5% of the gross proceeds from the sale of shares sold through BP under the Sales Agreement. The Company has no obligation to sell any shares under the Sales Agreement, and both the Company and BP may at any time suspend the sale of shares under the Sales Agreement. The Company has also agreed to provide indemnification and contribution to BP against certain liabilities.

The shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S–3, as amended (File No. 333-204462). The Company filed a prospectus supplement, dated October 14, 2016, with the Securities and Exchange Commission in connection with the offer and sale of the shares pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The legal opinion of Cooley LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	At-The-Market Issuance Sales Agreement, dated October 13, 2016, by and between the Company and IFS Securities, Inc. (doing business as BP, a division of IFS Securities, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: October 14, 2016	By:	/s/ VIJAY B. SAMANT
Vijay B. Samant
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	At-The-Market Issuance Sales Agreement, dated October 13, 2016, by and between the Company and IFS Securities, Inc. (doing business as Brinson Patrick, a division of IFS Securities, Inc.).